UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 12, 2007
(Date of Earliest Event Reported: December 10, 2007)
EDGEWATER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)
20 Harvard Mill Square
Wakefield, Massachusetts 01880
Registrant’s telephone number, including area code: (781) 246-3343
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K/A supplies Item 9.01 Financial statements and exhibits to the Current Report of Edgewater Technology, Inc. (“Edgewater”) on Form 8-K filed with the Securities and Exchange Commission on December 12, 2007. Attached hereto are the historical financial statements of Vertical Pitch, LLC (“Vertical Pitch”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Edgewater’s acquisition of substantially all of the assets of Vertical Pitch on December 10, 2007.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired:

Audited financial statements of Vertical Pitch, LLC for the years ended December 31, 2006 and 2005 and related Independent Auditor’s Report thereon are being filed as Exhibit 99.1 to this Form 8-K/A.

The Unaudited Balance Sheet as of September 30, 2007, Unaudited Statements of Income and Cash Flows for the nine months ended September 30, 2007 and 2006 and Notes to Unaudited Financial Statements for Vertical Pitch, LLC are being filed as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information:

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2007, the Unaudited Pro Forma Consolidated Statements of Operations and Cash Flows for the year ended December 31, 2006 and for the nine months ended September 30, 2007 and the Notes to Unaudited Pro Forma Consolidated Financial Statements are being filed as Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits:

Exhibit 23.1 — Consent of Independent Auditors

Exhibit 99.1 — Audited financial statements of Vertical Pitch, LLC for the years ended December 31, 2006 and 2005 and related Independent Auditor’s Report

Exhibit 99.2 — The Unaudited Balance Sheet as of September 30, 2007, Unaudited Statements of Income and Cash Flows for the nine months ended September 30, 2007 and 2006 and Notes to Unaudited Financial Statements for Vertical Pitch, LLC

Exhibit 99.3 — The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2007, the Unaudited Pro Forma Consolidated Statements of Operations and Cash Flows for the year ended December 31, 2006 and for the nine months ended September 30, 2007 and the Notes to Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 21, 2008

EDGEWATER TECHNOLOGY, INC.
By:	/s/ Kevin R. Rhodes
Name:	Kevin R. Rhodes
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Audited financial statements of Vertical Pitch, LLC for the years ended December 31, 2006 and 2005 and related Independent Auditor’s Report

Exhibit 99.2	The Unaudited Balance Sheet as of September 30, 2007, Unaudited Statements of Income and Cash Flows for the nine months ended September 30, 2007 and 2006 and Notes to Unaudited Financial Statements for Vertical Pitch, LLC

Exhibit 99.3	The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2007, the Unaudited Pro Forma Consolidated Statements of Operations and Cash Flows for the year ended December 31, 2006 and for the nine months ended September 30, 2007 and the Notes to Unaudited Pro Forma Consolidated Financial Statements

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